UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2020

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Commerce Street Las Vegas, NV	89106	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MARK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2020, Remark Holdings, Inc. (“we,” “us” or “our”) entered into letter agreements (the “Letter Agreements”) with the holders of the warrants to purchase common stock (the “CBG Financing Warrants”) we issued in connection with an amendment to the Financing Agreement (as defined below) related to our acquisition of China Branding Group Limited. The Letter Agreements provide, among other things, that (i) the holders of the CBG Financing Warrants will not seek to exercise the CBG Financing Warrants until the earlier of (x) July 31, 2020 and (y) the effective date of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 300,000,000, and (ii) the exercise price of the CBG Financing Warrants will be reduced by $0.30 per share. The foregoing description of the Letter Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Letter Agreement, which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On May 28, 2020, we repaid in full all outstanding obligations under, and terminated, the Financing Agreement, dated as of September 24, 2015 (as amended, the “Financing Agreement”), between us, certain of our subsidiaries as borrowers, certain of our subsidiaries as guarantors, the lenders from time to time party thereto and MGG Investment Group LP, in its capacity as collateral agent and administrative agent for the lenders.

Item 2.02	Results of Operations and Financial Condition.

On May 28, 2020, we issued a press release announcing our financial results for the year ended December 31, 2019. A copy of such release is furnished herewith as Exhibit 99.1.

The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated May 28, 2020.
4.1	Form of Letter Agreement dated May 28, 2020.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	May 28, 2020	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer